MAINSTAY FUNDS TRUST

MainStay High Yield Municipal Bond Fund

Supplement dated March 30, 2010 (“Supplement”)
to the Prospectus dated March 30, 2010 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay High Yield Municipal Bond Fund (the “Fund”), a series of MainStay Funds Trust.  You may obtain copies of the Prospectus and the Statement of Additional Information applicable to the Fund free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782) or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

Closure of Fund to New Investors

The Fund is currently closed to all new investors. The Fund will open to accept initial seed capital on March 30, 2010.  The Fund will open to all other purchases on March 31, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.